Exhibit 10.4

AMENDMENT TO INSIDER LETTER

THIS AMENDMENT TO INSIDER LETTER (this “Amendment”) is made and entered into as of October 25, 2022, by and among (i) Jupiter Wellness Acquisition Corp., a Delaware corporation (the “Company”), (ii) Chijet Motor Company, Inc., a Cayman Islands exempted company (“Pubco”), (iii) Jupiter Wellness Sponsor LLC, a Delaware limited liability company (the “Sponsor”), (iv) I-Bankers Securities, Inc. (“I-Bankers”), (v) Join Surplus International Ltd. (“Join Surplus” ) and (vi) the undersigned individuals, each of whom is a member of the Company’s board of directors and/or management team and who, along with the Sponsor, I-Bankers, Join Surplus, and other transferees of the applicable Company securities, is referred to as an “Insider” pursuant to the terms of the Insider Letter. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Insider Letter (as defined below) (and if such term is not defined in the Insider Letter, then in the BCA (as defined below)).

RECITALS

WHEREAS, Company, the Sponsor, I-Bankers and the other undersigned Insiders are parties to that certain Insider Letter, dated as of December 6, 2021 (to which Join Surplus subsequently became a party as the transferee of the Sponsor, the “Original Agreement” and, as amended by this Amendment, the “Insider Letter”), pursuant to which I-Bankers, the Sponsor and the undersigned Insiders agreed, among other matters, to (i) waive their redemption rights with respect to their Founder Shares, Private Placement Shares, Private Placement Units, Private Placement Rights, and any Class A ordinary shares underlying the Rights that they may hold in connection with the completion of a proposed Business Combination, (ii) waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares, Private Placement Shares, Private Placement Units and Private Placement Rights if the Company fails to complete its initial Business Combination within the completion window, (iii) vote in favor of any proposed Business Combination for which the Company seeks approval, and (iv) certain transfer restrictions with respect to the Founder Shares, Private Placement Shares, Private Placement Units and Private Placement Rights (or shares issued or issuable upon the conversion or exercise thereof);

WHEREAS, on or about the date hereof, the Company, Pubco, Chijet Inc., a Cayman Islands exempted company (“Chijet”), Chijet Motor (USA) Company, Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Merger Sub”), Mu Hongwei, in the capacity as the Seller Representative thereunder, and the shareholders of Chijet named as Sellers therein entered into that certain Business Combination Agreement (the “BCA”);

WHEREAS, pursuant to the BCA, subject to the terms and conditions thereof, upon the consummation of the transactions contemplated thereby (the “Closing”), among other matters, (a) Pubco will acquire all of the issued and outstanding shares of Chijet from the Sellers in exchange for ordinary shares of Pubco (with certain of the shares to otherwise be received by the Earnout Participants being subject to vesting, transfer restrictions and potential forfeiture after the Closing if certain post-Closing performance metrics are not met) and Chijet shall surrender for no consideration its shares in Pubco, such that Chijet becomes a wholly-owned subsidiary of Pubco and the Sellers become shareholders of Pubco (the “Share Exchange”), and immediately thereafter (b) Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Merger”), and as a result of which, (i) the Company will become a wholly-owned subsidiary of Pubco, and (ii) each issued and outstanding security of the Company immediately prior to the effective time of the Merger will no longer be outstanding and will automatically be cancelled, in exchange for the right of the holder thereof to receive a substantially equivalent security of Pubco (and with the holders of Common Stock receiving one (1) CVR for each share of Common Stock held (with certain holders of Company non-public shares waiving their right to receive CVRs for their private shares of the Company)), all upon the terms and subject to the conditions set forth in the BCA and in accordance with the provisions of applicable law;

WHEREAS, the parties hereto desire to amend the Original Agreement to (i) add Pubco as a party to the Insider Letter, and (ii) to revise the terms hereof in order to reflect the transactions contemplated by the BCA, including the issuance of Ordinary Shares in exchange for Common Stock and Founder Shares; and

WHEREAS, pursuant to Section 13 of the Original Agreement, the Original Agreement can be amended with the written consent by all parties thereto.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of the Pubco as a Party to the Insider Letter. The parties hereby agree to add Pubco as a party to the Insider Letter. The parties further agree that, from and after the Closing, (i) all of the rights and obligations of the Company under the Insider Letter shall be, and hereby are, assigned and delegated to Pubco as if it were the original “Company” party thereto, and (ii) all references to the Company under the Insider Letter relating to periods from and after the Closing shall instead be a reference to Pubco. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Insider Letter, as amended by this Amendment, from and after the Closing as if it were the original “Company” party thereto.

2. Amendments to the Insider Letter. The Parties hereby agree to the following amendments to the Insider Letter:

(a) The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the BCA, are hereby added to the Insider Letter as if they were set forth therein.

(b) The parties hereby agree that from and after the Closing, the terms “Capital Stock”, “Common Stock,” “Founder Shares,” “Private Placement Shares,” “Private Placement Units,” and “Private Placement Rights”, as used in the Insider Letter shall include any and all Pubco Ordinary Shares into which any such securities will convert in the Merger (and any other securities of Pubco or any successor entity issued in consideration of, including as a stock split, dividend or distribution, or in exchange for, any of such securities).

(c) Any reference to the term “including” (and with correlative meaning “include”) in the Insider Letter means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”.

3. Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the Closing. In the event that the BCA is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Insider Letter in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Insider Letter, as amended by this Amendment (or as the Insider Letter may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement, including Section 18 thereof.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment to Insider Letter as of the date first above written.

Sincerely

The Company:

JUPITER WELLNESS ACQUISITION CORP.

By:	/s/ Brian John
Name:	Brian S. John
Title:	CEO

Pubco:

CHIJET MOTOR COMPANY, INC.

By:	/s/ Hongwei Mu
Name:	Hongwei Mu
Title:	Director

{Signature Page to Amendment to Insider Letter}

The Insiders:

JUPITER WELLNESS SPONSOR LLC

By:	/s/ Brian John
Name:	Brian S. John
Title:	Manager

I-BANKERS SECURITIES, INC.

By:	/s/ Matthew McCloskey
Name:	Matthew J. McCloskey
Title:	Head of Equity Capital Markets

JOIN SURPLUS INTERNATIONAL LTD.

By:	/s/ Wang Feng
Name:	Wang Feng
Title:	Director

/s/ Brian John
Name:	Brian S. John

/s/ Ke Li
Name:	Ke Li

/s/ Nancy Torres-Kaufman
Name:	Nancy Torres-Kaufman

/s/ Robert Allison
Name:	Robert D. Allison, M.D.

/s/ N. Adele Hogan
Name:	N. Adele Hogan

/s/ Hans Haywood
Name:	Hans Haywood

{Signature Page to Amendment to Insider Letter}